Filed pursuant to 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Loomis Sayles Bond Fund

Supplement dated March 19, 2021 to the Summary Prospectus, dated March 15, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Loomis Sayles Bond Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Loomis, Sayles & Company, L.P. (“Loomis”), effective March 19, 2021 (the “Implementation Date”). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Loomis with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Loomis would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Loomis Sayles Bond Fund to AMG GW&K ESG Bond Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its existing benchmark index with the Bloomberg Barclays U.S. Aggregate Bond Index.

Also in connection with the hiring of GW&K, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.26% to 0.23%; (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least May 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.43% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be increased from 0.04% to 0.05%. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K ESG Bond Fund.

The section titled “Investment Objective” on page 1 is deleted and replaced with the following:

INVESTMENT OBJECTIVE

AMG GW&K ESG Bond Fund’s (the “Fund”) investment objective is to generate income and capital appreciation.

The section titled “Principal Investment Strategies” beginning on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed income securities.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). The term “bond” includes any debt or fixed income securities. Up to 30% of the Fund’s assets may be invested in below investment grade securities (commonly known as “junk bonds” or “high yield securities”). Below investment grade securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by S&P Global Ratings (“S&P”) or similarly rated by another nationally recognized statistical rating organization, or unrated but determined by GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), to be of comparable credit quality. In cases where the credit ratings agencies have assigned different credit ratings to the same security, the security will be considered to have the higher credit rating. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if GW&K believes it would be advantageous to do so. While the Fund may purchase debt securities of any duration, the Fund currently intends to primarily invest in debt securities so that the overall duration of the Fund’s portfolio will remain +/- 20% of the duration of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. As of January 31, 2021, the duration of the benchmark was 6.09 years. The average duration of debt securities in the Fund’s portfolio may, however, be shorter or longer depending on market conditions.

The Fund may invest in debt securities issued by any of the following: public and private U.S. and non-U.S. companies; the U.S. government and its agencies, instrumentalities and sponsored corporations, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and governments, government agencies, authorities or instrumentalities and supra-national organizations in foreign countries, including emerging markets. The Fund may also invest in asset-backed and mortgage-backed debt securities. The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to certain bond sectors such as bank loans. The Fund may also invest in Treasury Inflation Protected Securities (“TIPS”) and preferred securities. Up to 20% of the Fund’s assets may be invested in non-U.S. dollar-denominated instruments, including sovereign and corporate bonds. The Fund may also invest in bonds whose proceeds are reserved for financing the implementation of the United Nations’ Sustainable Development Goals or other sustainable projects. GW&K’s investment process involves fundamental credit research and GW&K’s analysis of how the Fund’s potential investments are affected by material environmental, social and governance (“ESG”) factors. In selecting potential investments for the Fund, GW&K uses top-down research that focuses on managing duration, yield curve, credit quality, volatility and liquidity, as well as bottom-up research that focuses on fundamental analysis, valuation analysis, technical analysis, and ESG factor analysis. GW&K may adjust its assessment of an investment based on a number of considerations.

In selecting debt securities issued by public and private companies, including corporate bonds and preferred securities, state and local governments issuing taxable municipal securities, and governments, government agencies, authorities or instrumentalities and supra-national organizations in foreign countries, GW&K applies its ESG factor analysis. GW&K has created its own proprietary ESG Scoring System, which takes into consideration a range of factors, including independent analysis from third parties such as MSCI Inc. and Sustainalytics, as well as its own analysis of material ESG factors. Each of GW&K’s sector specialists generally assesses the materiality of relevant environmental, social and governance metrics to bond issues during the fundamental research process, depending on the sector and for corporate issuers the nature of the company’s business. GW&K uses standards developed by the Sustainable Accounting Standards Board to inform these assessments. Environmental assessment may take into account issues such as carbon emissions, natural resource usage, hazardous waste, chemical safety, water stress and sustainable technology. Social assessment may take into account issues such as human rights, labor relations, employee safety, product safety, data security and community relations. Governance assessment may take into account issues such as business ethics, board quality, board composition, compensation practices, financial reporting and stakeholder governance.

GW&K recognizes that the relative impact of ESG factors on investment performance may vary across market sector, industries and regions, but the firm believes that responsible corporate behavior with respect to ESG factors can contribute to positive and sustainable long-term financial performance. GW&K seeks to identify issuers that GW&K believes are leaders in their industries in effectively addressing exposure to ESG risks through business practices, policies and programs, or issuers within an industry that have more limited exposure to ESG risks. The goal of the ESG factor analysis is to seek investments with lesser exposure to, or better management of, ESG risks.

The section titled “Principal Risks” beginning on page 2 is revised to remove “Derivatives Risk” and “Leverage Risk” as principal risks of the Fund and to reflect that the Fund is subject to the following additional principal risks:

ESG Investing Risk—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.

Also with respect to the section titled “Principal Risks” beginning on page 2, the principal risks shall appear in the following order: Debt Securities Risk; Market Risk; Interest Rate Risk; Credit and Counterparty Risk; High Yield Risk; ESG Investing Risk; Asset-Backed and Mortgage-Backed Securities Risk; Changing Distribution Level Risk; Currency Risk; Emerging Markets Risk; Exchange-Traded Fund Risk; Extension Risk; Foreign Investment Risk; Inflation/Deflation Risk; Liquidity Risk; Management Risk; Municipal Market Risk; Prepayment Risk; Reinvestment Risk; and U.S. Government Securities Risk.

In the section titled “Performance” beginning on page 3, the first paragraph is deleted and replaced with the following:

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 19, 2021, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K ESG Bond Fund,” adopted its current investment strategies and began comparing its performance to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

Effective February 27, 2017, outstanding Class S shares of the Fund (formerly Service Class shares, which were renamed Class S shares on October 1, 2016 (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Service Class shares on April 1, 2013)) were renamed Class N shares. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares.

To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Performance” beginning on page 3 is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/20

AMG GW&K ESG Bond Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	7.34%	5.63%	5.04%	—
Class N Return After Taxes on Distributions	5.89%	4.02%	3.48%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	4.37%	3.68%	3.28%	—
Class I Return Before Taxes	7.57%	5.78%	—	4.12%
Bloomberg Barclays U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%	3.41%
Bloomberg Barclays U.S. Government/Credit Bond Index[2] (reflects no deduction for fees, expenses or taxes)	8.93%	4.98%	4.19%	3.67%

[1]	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I shares on April 1, 2013.
[2]

The Bloomberg Barclays U.S. Aggregate Bond Index replaced the Bloomberg Barclays U.S. Government/Credit Bond Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Portfolio Management” on page 4 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since March 2021.

Stephen J. Repoff, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since March 2021.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee[1]	0.23%	0.23%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.46%	0.26%

Total Annual Fund Operating Expenses	0.69%	0.49%

Fee Waiver and Expense Reimbursements[2]	(0.01)%	(0.01)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.68%	0.48%

[1]	Expense information has been restated to reflect current fees.
[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.43% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds III Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$69	$219	$382	$857
Class I	$49	$155	$272	$614

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE